                                                               EXHIBIT 99.3

                              FLORIDA GAMING CORPORATION
                                         AND
                            INTERSTATE CAPITAL CORPORATION
                                INTRODUCTORY HEAD NOTE
                     TO PRO FORMA COMBINING FINANCIAL STATEMENTS

                                      UNAUDITED


On November 26, 1997, Florida Gaming Corporation (the "Company") acquired substantially all of the assets of Interstate Capital Corporation (ICC), a wholly-owned subsidiary of Freedom Financial Corporation (Freedom). The assets consist of certain unimproved properties and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. As consideration for the purchase, the Company paid ICC $6,373,265 as follows: (i) the Company issued to ICC 2,084 shares of Series F 8% Convertible Preferred Stock (the "Series F Preferred Stock") at a stated value of $1,000 per share (convertible into the Company's common stock ("Common Stock") on the basis of 296.6689 shares of the Company's Common Stock for each $1,000 of stated value of the Series F Preferred Stock), (ii) the Company assumed $1,081,102 of first mortgage promissory notes to certain lenders secured by the properties purchased, and
(iii) the Company canceled $3,208,163 owed by Freedom to the Company.

The Company accounted for the acquisition of ICC's assets using the purchase method of accounting. The total purchase price was $6,373,265 comprising the above indebtedness cancellation, debt assumption and preferred stock. In accordance with generally accepted accounting principles, the purchase price was allocated to the assets acquired based on their fair value at the date of acquisition. Management estimated fair value using available appraisals or other cost information with respect to the individual assets.

The pro forma combined financial statements should be read in conjunction with:

     The Company's audited financial statements and related notes as of December 31, 1996 and December 31, 1995 included in the annual reports on Form 10-KSB (No. 0-9099) filed by the Company under the Securities Exchange Act of 1934.

     ICC's audited financial statements and related notes as of December 31, 1996 and for the year then ended.

     The notes to the pro forma combined financial statements.

The pro forma combined financial statements combine the historical balance sheet of the Company with the acquired assets and related liabilities of ICC as of September 30, 1997. The historical statements of operations of the Company have been combined with the historical statements of operations of ICC for the year ended December 31, 1996 and the nine months ended September 30, 1997.

                           FLORIDA GAMING CORPORATION
                                   AND
                        INTERSTATE CAPITAL CORPORATION

                       PRO FORMA COMBINED BALANCE SHEET

                             SEPTEMBER 30, 1997

                                (UNAUDITED)

                                                  -----------      ------------         -----------          ---------
                                                    FLORIDA         INTERSTATE          ADJUSTMENTS          PRO FORMA
                                                  GAMING CORP      CAPITAL CORP         (SEE NOTE 3)          COMBINED
                                                  -----------      ------------         -----------          ---------
                                                  -----------      ------------         -----------          ---------

ASSETS

CURRENT ASSETS
  CASH AND CASH EQUIVALENTS                         $803,025          ($12,978)            $12,978  C          $803,025
  ACCOUNTS AND NOTES RECEIVABLE                   $3,428,574          $224,305         ($3,432,468) A,C        $220,411
  INVENTORIES                                        $92,907                $0                  $0              $92,907
  PREPAID AND OTHER                                 $472,673           $21,385            ($21,385) C          $472,673
  REAL ESTATE DEVELOPMENT                                 $0                $0                  $0                   $0
                                                          $0                $0                  $0                   $0
                                                  -----------      ------------         -----------          -----------
          TOTAL CURRENT ASSETS                    $4,797,179          $232,712         ($3,440,875)          $1,589,016


PROPERTY, PLANT AND EQUIPMENT
  LAND                                           $11,647,485                $0          $6,373,265  A       $18,020,750
  BUILDINGS AND IMPROVEMENTS                     $11,714,405                $0                  $0          $11,714,405
  FURNITURE, FIXTURES AND EQUIPMENT               $2,188,785          $340,018           ($340,018) C        $2,188,785
                                                -------------      ------------         -----------         ------------
                                                 $25,550,675          $340,018          $6,033,247          $31,923,940
  LESS ACCUMULATED DEPRECIATION                    ($974,612)        ($237,666)           $237,666  C         ($974,612)
                                                -------------      ------------         -----------         ------------
                                                 $24,576,063          $102,352          $6,270,913          $30,949,328


OTHER ASSETS
  REAL ESTATE HELD FOR INVESTMENT-GEORGIA                 $0        $1,906,592         ($1,906,592) B                $0
  REAL ESTATE HELD FOR INVESTMENT-OTHER                               $564,683           ($564,683) C                $0
  REAL ESTATE UNDER DEVELOPMENT                                     $4,290,496         ($4,290,496) B                $0
  OTHER ASSETS                                      $606,953            $9,902             ($9,902) C          $606,953
                                                -------------      ------------         -----------         ------------

                                                    $606,953        $6,771,673         ($6,771,673)            $606,953

                                                -------------      ------------         -----------         ------------

                                                 $29,980,195        $7,106,737         ($3,941,635)         $33,145,297

                                                -------------      ------------         -----------         ------------
                                                -------------      ------------         -----------         ------------


(CONTINUED)

                             FLORIDA GAMING CORPORATION
                                         AND
                           INTERSTATE CAPITAL CORPORATION

                     PRO FORMA COMBINED BALANCE SHEET--CONTINUED

                                 SEPTEMBER 30, 1997

                                     (UNAUDITED)




                                                         -----------          ------------      ------------     ---------
                                                           FLORIDA             INTERSTATE       ADJUSTMENTS      PRO FORMA
                                                         GAMING CORP          CAPITAL CORP      (SEE NOTE 3)      COMBINED
                                                         -----------          ------------      ------------     ---------
                                                         -----------          ------------      ------------     ---------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  ACCOUNTS PAYABLE                                       $5,133,176                   $247             ($247)C    $5,133,176
  PAYABLE TO PARENT COMPANY                                      $0             $2,079,791       ($2,079,791)C            $0
  OTHER ACCRUED EXPENSES                                 $1,377,465                $20,824          ($20,824)C    $1,377,465
  S/T BORROWING AND C/P OF LONG-TERM DEBT                $5,834,808             $3,426,714       ($2,345,612)A,C  $6,915,910
                                                         -----------          ------------      ------------       ---------
     TOTAL CURRENT LIABILITIES                          $12,345,449             $5,527,576       ($4,446,474)    $13,426,551

LONG-TERM DEBT                                           $3,443,818             $1,939,140       ($1,939,140)     $3,443,818

STOCKHOLDERS' EQUITY
  CLASS A CONVERTIBLE PREFERRED STOCK                        $3,443                     $0                $0          $3,443
  CLASS B CONVERTIBLE PREFERRED STOCK                           $54                     $0                $0             $54
  CLASS C CUMULATIVE CONVERTIBLE PREFERRED STOCK                $25                     $0                $0             $25
  CLASS D CUMULATIVE CONVERTIBLE PREFERRED STOCK                 $3                     $0                $0              $3
  CLASS E CUMULATIVE CONVERTIBLE PREFERRED STOCK               $200                     $0                $0            $200
  SERIES F 8% CUMULATIVE CONVERTIBLE PREF STOCK                  $0                     $0        $2,084,000 A    $2,084,000
  COMMON STOCK                                             $553,813                $10,000          ($10,000)D      $553,813
  ADDITIONAL PAID IN CAPITAL                            $36,498,920             $1,862,725       ($1,862,725)D   $36,498,920
  ACCUMULATED DEFICIT                                  ($22,865,530)           ($2,232,704)       $2,232,704 D  ($22,865,530)
                                                         ----------              ---------         ---------      ----------
     TOTAL STOCKHOLDERS EQUITY                          $14,190,928              ($359,979)       $2,443,979     $16,274,928
                                                         ----------              ---------         ---------      ----------

                                                        $29,980,195             $7,106,737       ($3,941,635)    $33,145,297
                                                         ----------              ---------         ---------      ----------
                                                         ----------              ---------         ---------      ----------

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                          FLORIDA GAMING CORPORATION
                                     AND
                        INTERSTATE CAPITAL CORPORATION

                   PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                 (UNAUDITED)



                                                            HISTORICAL
                                                        ------------------------------------------------------------------------
                                                         FLORIDA                INTERSTATE          ADJUSTMENTS       PRO FORMA
                                                        GAMING CORP            CAPITAL CORP         (SEE NOTE 3)       COMBINED
                                                        -----------            ------------         ------------      ----------

REVENUES
  PARI-MUTUEL REVENUES                                    $2,934,088                     $0                   $0       $2,934,088
  ADMISSIONS AND PROGRAMS                                   $339,422                     $0                   $0         $339,422
  FOOD, BEVERAGE AND OTHER                                  $499,024                     $0                   $0         $499,024
  SALES OF REAL ESTATE                                            $0               $158,000                   $0         $158,000
                                                        ------------           ------------         ------------      -----------
          TOTAL REVENUES                                  $3,772,534               $158,000                   $0       $3,930,534

EXPENSES
  OPERATING                                              ($2,801,144)                    $0                   $0      ($2,801,144)
  GENERAL AND ADMINISTRATIVE                             ($2,443,085)             ($468,097)            $235,716 E    ($2,675,467)
  DEPRECIATION AND AMORTIZATION                            ($193,205)              ($32,667)             $32,667 F      ($193,205)
  COST OF REAL ESTATE SOLD                                        $0               ($94,283)                  $0         ($94,283)
  PROVISION FOR LOSS ON REAL ESTATE                               $0              ($250,000)            $250,000 G             $0
                                                        ------------           ------------         ------------      -----------
     TOTAL OPERATING EXPENSE                             ($5,437,434)             ($845,047)            $518,382      ($5,764,099)
                                                        ------------           ------------         ------------      -----------
       LOSS FROM OPERATIONS                              ($1,664,900)             ($687,047)            $518,382      ($1,833,565)


OTHER INCOME (EXPENSE)
  INTEREST AND DIVIDEND INCOME                            $1,179,386                     $0            ($272,694)H       $906,692
  OTHER, NET                                                ($33,586)               $21,130                   $0         ($12,456)
                                                        ------------           ------------         ------------      -----------
          NET LOSS                                         ($519,100)             ($665,917)            $245,688        ($939,329)
                                                        ------------           ------------         ------------      -----------
                                                        ------------           ------------         ------------      -----------


       LOSS PER COMMON SHARE                                  ($0.15)                                                      ($0.27)
                                                        ------------                                                  -----------
                                                        ------------                                                  -----------


SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                          FLORIDA GAMING CORPORATION
                                      AND
                        INTERSTATE CAPITAL CORPORATION

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                  (UNAUDITED)




                                                               HISTORICAL
                                                         -------------------------------------------------------------------------
                                                           FLORIDA            INTERSTATE          ADJUSTMENTS           PRO FORMA
                                                         GAMING CORP          CAPITAL CORP        (SEE NOTE 3)           COMBINED
                                                         -----------          ------------        ------------          ---------

REVENUES
  PARI-MUTUEL REVENUES                                   $14,049,652                    $0                 $0          $14,049,652
  ADMISSIONS AND PROGRAMS                                   $412,399                    $0                 $0             $412,399
  FOOD, BEVERAGE AND OTHER                                $3,418,948                    $0                 $0           $3,418,948
  SALES OF REAL ESTATE                                            $0              $279,000                 $0             $279,000
                                                         -----------              --------           --------           ----------
          TOTAL REVENUES                                 $17,880,999              $279,000                 $0          $18,159,999
EXPENSES
  OPERATING                                             ($12,863,964)                   $0                 $0         ($12,863,964)
  GENERAL AND ADMINISTRATIVE                             ($6,700,154)            ($280,259)          $136,339 E        ($6,844,074)
  DEPRECIATION AND AMORTIZATION                            ($482,991)             ($24,500)           $24,500 F          ($482,991)
  COST OF REAL ESTATE SOLD                                        $0             ($177,538)                $0            ($177,538)
                                                         -----------              --------           --------           ----------
     TOTAL OPERATING EXPENSE                            ($20,047,109)            ($482,297)          $160,839         ($20,368,567)
                                                         -----------              --------           --------           ----------
       LOSS FROM OPERATIONS                              ($2,166,110)            ($203,297)          $160,839          ($2,208,568)

OTHER INCOME (EXPENSE)
  INTEREST AND DIVIDEND INCOME                              $267,078              $213,594          ($213,594)H           $267,078
  OTHER, NET                                               ($322,193)                   $0                 $0            ($322,193)
                                                         -----------              --------           --------           ----------
          NET LOSS                                       ($2,221,225)              $10,297           ($52,755)         ($2,263,683)
                                                         -----------              --------           --------           ----------
                                                         -----------              --------           --------           ----------


       LOSS PER COMMON SHARE                                  ($0.45)                                                       ($0.46)
                                                         -----------                                                    ----------
                                                         -----------                                                    ----------


SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                                 ADDENDUM TO FORM 8-K
                              FLORIDA GAMING CORPORATION
                                         AND
                            INTERSTATE CAPITAL CORPORATION
                  NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

                                      UNAUDITED


(1) The accompanying pro forma combined balance sheet and statements of operations combine the historical balance sheet of the Company at September 30, 1997 with the historical balance sheet of ICC as of September 30, 1997. The historical statements of operations of the Company for the year ended December 31, 1996 and the nine months ended September 30, 1997, have been combined with the historical statements of operations of ICC for the corresponding periods.

(2) Pro forma income/loss per share has been computed based on the weighted average number of common shares outstanding for the income statement period.

(3) The following adjustments have been made to give pro forma effect to the transaction described in the introductory head note:

     (A) On November 26, 1997, Florida Gaming Corporation (the "Company") acquired substantially all of the assets of Interstate Capital Corporation (ICC), a wholly-owned subsidiary of Freedom Financial Corporation (Freedom). The assets consist of certain unimproved properties and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. As consideration for the purchase, the Company paid ICC $6,373,265 as follows: (i) the Company issued to ICC 2,084 shares of Series F 8% Convertible Preferred Stock (the "Series F Preferred Stock") at a stated value of $1,000 per share (convertible into the Company's common stock ("Common Stock") on the basis of 296.6689 shares of the Company's Common Stock for each $1,000 of stated value of the Series F Preferred Stock), (ii) the Company assumed $1,081,102 of first mortgage promissory notes to certain lenders secured by the properties purchased, and (iii) the Company canceled $3,208,163 owed by Freedom to the Company.

          The Company accounted for the acquisition of ICC's assets using the purchase method of accounting. The total purchase price was $6,373,265 comprising the above indebtedness cancellation, debt assumption and preferred stock. In accordance with generally accepted accounting principles, the purchase price was allocated to the assets acquired based on their fair value at the date of acquisition. Management estimated fair value using available appraisals or other cost information with respect to the individual assets.

     (B) The carrying value on the books of ICC of the real estate conveyed to the Company totaled $6,197,088. This adjustment removes the asset from the combined balance sheet at its former book value.

     (C) This account was not conveyed to the Company in connection with this transaction. The adjustment eliminates the account from the combined balance sheet.

     (D) This adjustment eliminates the capital accounts of ICC from the combined balance sheet. The transaction was an asset purchase and capital accounts are not carried forward.

     (E) The combined entity will have increased interest expense attributable to the Bank debt assumed by the Company from the parent company of ICC. ICC's parent Company did not charge ICC with a market rate of interest on its intercompany borrowings. It is estimated that the Company will incur interest carrying cost of $91,894 on the Bank debt assumed as part of the purchase price. This compares with the interest expense of ICC included in General and Administrative expenses of $40,488 in 1996 and $68,350 in the nine months ended September 30, 1997. Further, the Company will continue to incur certain General and Administrative expenses associated with the real estate development that cannot be replaced by the Company. These costs include security, maintenance, insurance, utilities and telephone. These costs are estimated by management at $100,000 annually. This adjustment includes the prorata interest expense and General and Administrative expenses attributable to the proforma combined statement of operations.

     (F)  This adjustment removes costs associated with assets retained by ICC.

     (G) ICC's provision for loss on its real estate investment does not apply to the real estate acquired by the Company in the subject transaction. Additionally, the Company does not foresee the necessity to provide for losses on any of the real estate acquired based on its appraised values.

     (H) Included in the Company's income is interest earned on loans made to ICC's parent which were canceled as a part of the purchase price. Income recorded on this debt totaled approximately $272,694 and $204,520 during the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively. This adjustment reduces the Company's interest income to reflect the debt cancellation.